7. SHARE-BASED COMPENSATION	12 Months Ended
Dec. 31, 2013
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
SHARE-BASED COMPENSATION

In July 2012 and November 2012 the Company issued to consultants five year warrants to purchase 37,250 shares and 125,000 shares respectively, at exercise prices ranging from $.35 per share to $.55 per share.

In January 2013, the Company issued to consultants, warrants to purchase 600,000 shares exercisable at $.30 per share through January 2017. In June 2013, the Company issued to consultants, options to purchase 500,000 shares exercisable at $.30 per share through April 11, 2018.

During the past three years, the Company has granted under our 2005 Plan certain employees and consultants restricted stock awards for services for the prior year with vesting to occur after the passage of an additional 12 months. These awards totaled 51,000 Shares for 2009, subject to continued services with the Company through December 31, 2009.  These awards totaled 105,000 Shares for 2010 subject to continued services with the Company through December 31, 2010.  These awards totaled 45,000 Shares for 2011 subject to continued services with the Company through December 31, 2012.

All stock options under the Plan are granted at or above the fair market value of the common stock at the grant date. Employee and non-employee stock options generally vest over periods ranging from one to three years and generally expire either five or ten years from the grant date.

The Company's Plan is accounted for, in accordance with the recognition and measurement provisions requires compensation costs related to share-based payment transactions, including employee stock options, to be recognized in the financial statements. In addition, the Company adheres to the guidance set forth within Securities and Exchange Commission which provides the staff's views regarding the interaction between certain SEC rules and regulations and provides interpretations with respect to the valuation of share-based payments for public companies.

The fair value of options at the date of grant was estimated using the Black-Scholes option pricing model. The expected volatility is based upon historical volatility of the Company's stock and other contributing factors. The expected term is based upon observation of actual time elapsed between date of grant and exercise of options for all employees. Previously such assumptions were determined based on historical data.

In June, 2011, the Company hired an advisor to provide investor awareness and business advisory services at a cost of $10,000 per month and 25,000 shares of restricted stock. For January through June 2012 the Company issued 150,000 shares of common stock for consulting services. Pursuant to an agreement effective June, 2012 the Company agreed to pay the adviser $10,000 per month plus 100,000 shares per quarter. A total of 200,000 shares of common stock were issued for the last six months of 2012. The advisory agreement was terminated in November 2012 and then a new agreement was entered into pursuant to which the adviser received five year warrants to purchase 125,000 shares of common stock exercisable at $.35 per share through November, 2017.

In April 2012 the Company entered into various business advisory agreements pursuant to which a total of 535,000 shares were issued in connection with services rendered. In September 2012, an aggregate of 71,040 shares of common stock were returned to the Company for cancellation to settle a dispute between the Company and certain consultants.

For the year 2013, the Company issued an aggregate of 2,402,969 shares in connection with business advisory services, at a fair market value of $1,048,091.